Exhibit 10.1
Blackstone Alternative Credit Advisors LP
345 Park Avenue, 31st Floor
New York, NY 10154
March 29, 2021
Tetra Technologies, Inc.
24955 Interstate 45 North
The Woodlands, TX 77380
RE: Consent to Credit Agreement for Excess Cash Flow
Ladies and Gentlemen:
This letter agreement (this “Letter Agreement”) is delivered to you in connection with that certain Credit Agreement dated as of September 10, 2018, as amended, among TETRA Technologies, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent (the “Credit Agreement”). Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Credit Agreement.
1.Excess Cash Flow. The Borrower has requested that the undersigned Lenders consent to the following amendments to the Credit Agreement:

(a) Amend Section 2.04(b)(i) of the Credit Agreement to delete the existing clause (i) and replace it in its entirety with the following:

“(i) (x) For the fiscal year ending December 31, 2020, on or prior to April 5, 2021, the Borrower shall make an offer to the Lenders to prepay an aggregate principal amount of Committed Loans on a pro rata basis in an amount equal to $17,500,000.00;
(y) For the fiscal year ending December 31, 2021, within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(b) and the related officer’s certificate has been delivered pursuant to Section 6.02 for such fiscal year, the Borrower shall make an offer to the Lenders to prepay an aggregate principal amount of Committed Loans on a pro rata basis in an amount equal to the greater of (A)(1) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow, if any, for the fiscal year covered by such financial statements minus (2) any voluntary prepayments of Committed Loans (or any Permitted Refinancing Indebtedness thereof) during such fiscal year or during the period between the end of such fiscal year and the date by which any such prepayment is due (without duplication of any such credit in any prior or subsequent fiscal year) pursuant to Section 2.04(a) to the extent such prepayments are not funded with the proceeds of long-term Indebtedness; provided that (I) the ECF Percentage shall be 25% if the Leverage Ratio determined as of the last day of the fiscal year covered by such financial statements is less than 2.00 to 1.00 and greater than or equal to 1.50 to 1.00 and (II) the ECF Percentage shall be 0% if the Leverage Ratio determined as of the last day of the fiscal year covered by such financial statements is less than 1.50 to 1.00 and (B) $8,157,000.00; and
(z) Commencing with the fiscal year ending December 31, 2022, within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(b) and the

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related officer’s certificate has been delivered pursuant to Section 6.02 for such fiscal year, the Borrower shall make an offer to the Lenders to prepay an aggregate principal amount of Committed Loans on a pro rata basis in an amount equal to (A) 50% of Excess Cash Flow, if any, for the fiscal year covered by such financial statements minus (B) any voluntary prepayments of Committed Loans (or any Permitted Refinancing Indebtedness thereof) during such fiscal year or during the period between the end of such fiscal year and the date by which any such prepayment is due (without duplication of any such credit in any prior or subsequent fiscal year) pursuant to Section 2.04(a) to the extent such prepayments are not funded with the proceeds of long-term Indebtedness; provided that (1) the ECF Percentage shall be 25% if the Leverage Ratio determined as of the last day of the fiscal year covered by such financial statements is less than 2.00 to 1.00 and greater than or equal to 1.50 to 1.00 and (2) the ECF Percentage shall be 0% if the Leverage Ratio determined as of the last day of the fiscal year covered by such financial statements is less than 1.50 to 1.00.”
(b)Amend the definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement to delete the existing clause (a)(iii) thereof and replace it in its entirety with the following:

“(iii) the average amount of the decrease, if any, in Consolidated Adjusted Working Capital for (x) such fiscal year and (y) the preceding fiscal year; provided that for the purposes of calculating Excess Cash Flow for the fiscal year ending December 31, 2021, the Consolidated Adjusted Working Capital amount for the fiscal year ending December 31, 2020 shall equal $27,127,000.00; and”
(c)Amend the definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement to delete the existing clause (b)(iv) thereof and replace it in its entirety with the following:

“(iv) the average amount of the increase, if any, in Consolidated Adjusted Working Capital for (x) such fiscal year and (y) the preceding fiscal year; provided that for the purposes of calculating Excess Cash Flow for the fiscal year ending December 31, 2021, the Consolidated Adjusted Working Capital amount for the fiscal year ending December 31, 2020 shall equal $27,127,000.00; and”
The amendments set forth in clauses (a) through (c) above, collectively, the “ECF Amendments.”

2.Consent and Waiver. Subject to the occurrence of the Effective Date, the undersigned Lenders hereby (a) consent to the ECF Amendments and (b) waive any Default or Event of Default arising from (i) the Borrower’s failure to make an offer to the Lenders to prepay the Committed Loans pursuant to Section 2.04(b)(i) of the Credit Agreement for the fiscal year ending December 31, 2020 or (ii) the Borrower’s failure to provide notice of any such Default or Event of Default pursuant to Section 6.01(f) of the Credit Agreement, in each case, between March 12, 2021 and the date hereof.

3.Conditions Precedent. The waivers and consent granted in Section 2 above shall not be effective until the earliest date (the “Effective Date”) on which each of following conditions is satisfied:

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i.due execution and delivery to the Lenders of this Letter Agreement by each of the Borrower, the Lenders constituting at least the Required Lenders and the Administrative Agent; and
ii.each representation and warranty set forth in Section 4 of this Letter Agreement shall be true and correct in all respects on the Effective Date.
4.Representations and Warranties. The Borrower hereby represents and warrants that, as of the Effective Date:
iii.all representations and warranties made by any Loan Party contained herein or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and except where such representations and warranties are qualified by materiality, Material Adverse Effect, or similar language, in which case such representation or warranty are true and correct in all respects after giving effect to such qualification);
iv.the Borrower has all requisite power and authority to enter into this Letter Agreement;
v. the execution and delivery of this Letter Agreement by the Borrower has been duly authorized by all necessary action on the part of the Borrower;
vi.the execution, delivery and performance by the Borrower of this Letter Agreement does not and will not violate any applicable governmental rules or any contractual obligation of the Borrower and will not result in, or require, the creation or imposition of any Lien on any of the Borrower’s properties or revenues pursuant to any applicable governmental rules or any such contractual obligation;
vii.this Letter Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
viii.no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person that has not been obtained and in full force and effect is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of this Letter Agreement by the Borrower; and
ix.after giving effect to the waivers set forth herein, no Defaults or Events of Default exist or are continuing under the Credit Agreement as of the date of this Letter Agreement.
5.Limited Consent. The consent and waiver set forth herein is a one-time consent and waiver and is limited precisely as written and shall not be deemed to be a consent under or waiver of any other

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term or condition in the Credit Agreement or any of the other Loan Documents, which shall remain in full force and effect and are hereby ratified and confirmed. From and after the date of this Letter Agreement, all references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Letter Agreement, and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
6.Authorization by Lenders. The undersigned Lenders, which constitute not less than the Required Lenders under the Credit Agreement, hereby (a) authorize and instruct the Administrative Agent to execute and deliver this Letter Agreement, and (b) acknowledge and agree that the instruction set forth herein constitutes an instruction and request from the Lenders under the Loan Documents, including Section 9.03 of the Credit Agreement.
7.Miscellaneous.
a.By executing and delivering a copy hereof, (i) the Borrower agrees that all Committed Loans shall be guaranteed and secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof and (ii) the Borrower hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that, notwithstanding the effectiveness of this Letter Agreement, after giving effect to this Letter Agreement, the guaranty pursuant to the Collateral Documents and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties continue to be in full force and effect and (C) affirms, acknowledges and confirms all of its obligations and liabilities under the Loan Documents to which it is a party, in each case after giving effect to this Letter Agreement, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Letter Agreement.
b.Except as expressly set forth in Section 2 above, each undersigned Lender hereby expressly reserves all of the respective rights, powers, privileges and remedies of the Secured Parties under the Credit Agreement and the other Loan Documents, applicable law and/or equity. No oral representation or course of dealing or conduct on the part of any of the undersigned, or any of their respective officers, employees or agents, and no failure or delay by any of the Secured Parties with respect to the exercise of any right, power, privilege or remedy under the Credit Agreement or the other Loan Documents or applicable law or equity, shall operate as a waiver thereof, and the single or partial exercise of any such right, power, privilege or remedy shall not preclude any later exercise of any other right, power, privilege or remedy. Except as expressly set forth in Section 2 above, the undersigned are not waiving any existing or future Defaults or Events of Default.
c.Borrower agrees to reimburse on demand the Lenders and the Administrative Agent for all necessary reasonable fees and expenses, including from legal counsel actually incurred in connection with this Letter Agreement, including, without limitation, any amendments, modifications, and supplements hereto, and acknowledges that each of the Lenders and the Administrative Agent shall be entitled to all of its rights, privileges,

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protections, immunities and indemnities set forth in the Credit Agreement and the other Loan Documents in connection with this Letter Agreement.
d.This Letter Agreement is, and shall be, one of the Loan Documents as referred to and defined in the Credit Agreement, and the provisions of Section 10.14 and Section 10.15 thereof shall apply to this Letter Agreement, mutatis mutandis. This Letter Agreement, together with the Loan Documents, reflects the entire understanding of the parties with respect to the matters contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. This Letter Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Letter Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Letter Agreement.
[Remainder of page intentionally left blank.
Signature pages follow.]

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Very truly yours,
REQUIRED LENDERS:

BGSL JACKSON HOLE FUNDING LLC
By:    Blackstone Secured Lending Fund,
as sole member

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

EMERALD DIRECT LENDING 1 LIMITED PARTNERSHIP
By:    Blackstone Alternative Credit Advisors LP
as investment manager

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

GSO BARRE DES ECRINS MASTER FUND SCSp
By:    Blackstone Alternative Credit Advisors LP, its Investment Adviser

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

Signature Page to
Letter Agreement
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GSO BROOME STREET LLC
By:     GSO Orchid Fund LP, its member
By: GSO Orchid Associates LLC, its general partner

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

EMERALD SPRING STREET LP
By:    Blackstone Alternative Credit Advisors LP, its Investment Manager

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

BGSL BRECKENRIDGE FUNDING LLC
By:    Blackstone Secured Lending Fund, as sole member

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

Signature Page to
Letter Agreement
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BCRED DENALI PEAK FUNDING LLC
By:    Blackstone Private Credit Fund, its sole member

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

BCRED SIRIS PEAK FUNDING LLC
By:    Blackstone Private Credit Fund, its sole member

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

BCRED TWIN PEAKS
By:    Blackstone Private Credit Fund LP, its sole member

By:    /s/ D. Sean Cort
Name:    D. Sean Cort
Title:    Authorized Signatory

Signature Page to
Letter Agreement
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CPPIB Credit Investments III Inc.

By:    /s/ Geoffrey Souter_________________
Name:    Geoffrey Souter
Title:    Authorized Signatory

By:    /s/ Paul Shopiro______________________
Name:    Paul Shopiro
Title:    Authorized Signatory

By:    /s/ Sharon Li_____________________
Name:    Sharon Li
Title:    Authorized Signatory

Signature Page to
Letter Agreement
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Acknowledged and agreed:
BORROWER:
TETRA TECHNOLOGIES, INC.

By:    /s/ Brady M. Murphy
    Name: Brady M. Murphy
    Title: President and CEO
Signature Page to
Letter Agreement
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Acknowledged and agreed:
WILMINGTON TRUST, NATIONAL ASSOCIATION, as
Administrative Agent

By:     /s/ Jeffery Rose
Name:     Jeffery Rose
Title:     Vice President

Signature Page to
Letter Agreement
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